UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2014
____________________

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Los Angeles, California, 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2014, the board of directors (the “Board”) of Global Eagle Entertainment Inc., a Delaware corporation (the “Company”), appointed David M. Davis to the position of Chief Operating Officer. Mr. Davis, age 47, has been the Company’s Chief Financial Officer and Treasurer since January 31, 2013 and will continue to serve in those roles following his appointment as Chief Operating Officer. There are no family relationships between Mr. Davis and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Mr. Davis was a participant.

Prior to serving as Chief Financial Officer and Treasurer of the Company, Mr. Davis was the Chief Financial Officer and a director of Row 44, Inc. (“Row 44”), which became the Company’s wholly-owned subsidiary on January 31, 2013. Mr. Davis was a director of Row 44 since December 2011 and Chief Financial Officer of Row 44 since November 2012. In 2010, Mr. Davis co-founded Bearpath Capital, LLC, a private equity investment and advisory firm. From December 2008 to September 2010, he was a senior managing director at Perseus, LLC, a private equity investment firm. From February 2009 to March 2010, Mr. Davis also served as Chairman of the Board and Chief Executive Officer of Workflow Management, Inc., one of the largest printing and promotional products companies in the United States. From July 2010 to December 2011, Mr. Davis served as Chief Executive Officer and director of Established Brands, a footwear and apparel company. From August 2005 to December 2008, Mr. Davis served as a senior financial executive, including Chief Financial Officer, of Northwest Airlines, where he was part of a small team that restructured the company and merged it successfully with Delta Air Lines. From 2002 to 2004 Mr. Davis served as a senior financial executive, including CFO, of US Airways. Mr. Davis holds a Bachelor of Aerospace Engineering and Mechanics and a Master of Business Administration, both from the University of Minnesota.

In connection with Mr. Davis’ appointment to Chief Operating Officer, the Company and Mr. Davis entered into Amendment No. 1, dated January 17, 2014 (the “Amendment”), to the Executive Employment Agreement, dated as of January 31, 2013, by and between the Company and Mr. Davis (the “Agreement”). The Amendment modifies the Agreement to (i) make Mr. Davis’ current place of employment Minneapolis, Minnesota, (ii) extend the date by which Mr. Davis must establish a permanent residence in the metropolitan area where the Company is headquartered, which currently is Los Angeles, California, to August 1, 2015, and (iii) provide that to the extent that any amounts reimbursed by the Company to Mr. Davis for travel expenses (the “Travel Expense Reimbursement”) are determined to be taxable to Mr. Davis, the Company shall pay such additional amounts up to an aggregate of $40,000 (“Additional Amounts”) to Mr. Davis as may be necessary to make Mr. Davis whole for any taxes owed or payable by Mr. Davis on the Travel Expense Reimbursement and the Additional Amounts. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Aside from the additional terms provided by the Amendment, the employment of Mr. Davis will continue to be governed by the Agreement, which is filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2013 and incorporated herein by reference.

In addition, on January 13, 2014, the Company granted Mr. Davis stock options to purchase 25,000 shares of common stock of the Company, par value $0.0001 per share, at an exercise price of $16.70 per share. The options will vest with respect to 25% of the underlying shares on January 13, 2015 and thereafter ratably over the following three years on a monthly basis until fully vested.

Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including without limitation our earnings, revenues, expenses or other future financial or business performance or strategies, or the impact of legal or regulatory matters on our business, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and should not be relied upon as representing our views as of any subsequent date. These forward-looking statements are subject to a number of risks and uncertainties, including without limitation those risks and uncertainties described in the Company’s most recent annual report on Form 10-K and subsequently filed reports on Form 10-Q. As a result, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 7.01  Regulation FD.

On January 21, 2014, the Company issued a press release announcing the appointment of Mr. Davis as Chief Operating Officer of the Company. Furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 1 to the Executive Employment Agreement, dated January 17, 2014, by and between the Company and David M. Davis.

99.1	Press release of Global Eagle Entertainment Inc. dated January 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle ENTERTAINMENT INC.

Dated: January 21, 2014	By: /s/ Michael Pigott
Name: Michael Pigott
Title: VP Legal

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Amendment No. 1 to the Executive Employment Agreement, dated January 17, 2014, by and between the Company and David M. Davis.

99.1	Press release of Global Eagle Entertainment Inc. dated January 21, 2014.